SMITH BARNEY HIGH INCOME FUND
SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

Supplement dated October 8, 1997
to the Prospectuses dated November 28, 1996


	The following information supplements, and to the extent inconsistent therewith, supersedes, the information set forth in the prospectuses under
"Certain Investment Guidelines."

	Illiquid Securities. Up to 15% of the Fund may be invested in illiquid securities. The Fund's investments in illiquid securities are subject to the risks that these securities may not be transferable and, if transferable, there may be no ascertainable market for them. Accordingly, should the Fund desire to sell any of these securities, it may be legally unable to do so, or unable to do so at a price that the Fund deems representative of their value.

	In addition, the Fund may invest up to 5% of its assets in the securities of issuers that have been in continuous operation for less than three years.
 The Fund may also borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in connection with such borrowings.
 Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.  Immediatly after any borrowing (including reverse repurchase agreements and forward roll transactions) by the Fund, the Fund will maintain
asset coverage of at least 300% with respect to all of its borrowings.
 Except for the limitations on borrowing, the investment guidelines set forth below in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees.  A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares is contained in the Statment of Additional Information.

	The following information supplements and to the extent inconsistent therewith supersedes the information contained in the Smith Barney Diversified Strategic Income Fund Prospectus under the section "Risk Factors and Special Considerations- Non-Publicly Traded and Illiquid Securities" and the Smith Barney High Income Fund Prospectus under the section "Additional Investments-Non-Publicly Traded and Illiquid Securities."

	Rule 144A Securities. The Portfolio may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.  Because
Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule 144A securities. However, the Board of Trustees maintains sufficient oversights and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that there is temporarily no market for these securities among qualified institutional buyers.

FD 01335
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